IDX Funds N-CSR

Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Christopher MacLaren, Principal Executive Officer of the IDX Funds (the “registrant”), certify that:

1.	The N-CSR of IDX Risk-Managed Bitcoin Strategy Fund, a series of the registrant, for the fiscal year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Christopher MacLaren
Christopher MacLaren
Principal Executive Officer

Date: March 9, 2022

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GRYPHON FUND GROUP, LLC AND WILL BE RETAINED BY GRYPHON FUND GROUP, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Gordon M. Jones, Treasurer and Principal Financial Officer of the IDX Funds, (the “registrant”), certify that:

1.	The N-CSR of IDX Risk-Managed Bitcoin Strategy Fund, a series of the registrant, for the fiscal year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Gordon M. Jones
Gordon M. Jones
Treasurer Principal Financial Officer

Date:	March 9, 2022

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GRYPHON FUND GROUP, LLC AND WILL BE RETAINED BY GRYPHON FUND GROUP, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.